UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2023
Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Iowa	0-32637	42-1039071
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

405 FIFTH STREET
AMES, Iowa 50010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	ATLO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2023, John L. Pierschbacher, who currently serves as the principal financial and accounting officer of Ames National Corporation (the “Company”), notified the Company of his intent to retire as Chief Financial Officer of the Company effective July 5, 2024.

On November 8, 2023, Justin C. Clausen (age 36), who currently serves as Chief Accounting Officer of the Company, was appointed to the role of Chief Financial Officer effective July 5, 2024 and, in that capacity, to serve as the principal financial and accounting officer of the Company. Mr. Clausen has been employed by the Company since March, 2020, serving as Chief Accounting Officer since May 2023 and previously as Controller. Prior to joining the Company, Mr. Clausen served as a Senior Accounting Analyst with Principal Financial Group since September 2017 and prior to that in various financial positions with First National Bank of Omaha and a public accounting firm.

On November 8, 2023, Michael A. Wilson (age 59), who currently serves as Executive Vice President of Innovation & Corporate Services of the Company, was appointed as Executive Vice President and Chief Lending Officer effective November 9, 2023. Mr. Wilson has been employed by the Company since September, 2022. Prior to joining the Company, Mr. Wilson served as the Chief Lending Officer of Bankers Trust Company of Des Moines, Iowa from April, 2017 to February, 2022, managed a commercial agribusiness team for Metropolitan Life Insurance Company from April 2007 to April, 2017, and began his banking career as a commercial lender in Nebraska and Iowa.

Mr. Clausen and Mr. Wilson do not have a direct or material interest in any transaction with the Company or its banking subsidiaries requiring disclosure pursuant to Item 404(a) of Regulation S-K. There is also no arrangements or understandings between them and any other person pursuant to which they were selected for their newly appointed positions, nor are they related to any member of the Board of Directors or any executive officers of the Company, or its banking subsidiaries.

Item 8.01 Other Events

On November 8, 2023, the Company announced a stock repurchase program commencing November 9, 2023. A copy of the press release dated November 9, 2023, is attached as Exhibit 99.1.

On November 8, 2023, the Company announced the declaration of a cash dividend. A copy of the press release dated November 9, 2023 is attached as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

(d)	The following exhibit is furnished as part of this Report.

Exhibit No.	Description

99.1	News Release dated November 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: November 9, 2023	By:	/s/ John P. Nelson
John P. Nelson, President
(Principal Executive Officer)